SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                          FORM 8-K/A


                      Current Report Pursuant
                    to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): July 29, 1997


                    UNITED LEISURE CORPORATION
       (Exact Name of Registrant as Specified in its Charter)


                             DELAWARE
           (State or Other Jurisdiction of Incorporation)


           0-6106                       13-2652243
    (Commission File Number) (I.R.S. Employer Identification Number)

        18081 Magnolia Avenue, Fountain Valley, California 92708
           (Address of principal executive offices) (Zip Code)


                       (714) 837-1200
      (Registrant's Telephone Number, Including Area Code)


                          None
 (Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition of Assets.


This  amendment  is  being  filed  in  order  to  include   required   financial
information.

United Leisure Corporation (the "Company") holds a 50% membership interest in United Hotel & Casino, LLC, a Delaware limited liability company (the "LLC") which will be accounted for under the equity method. On July 29, 1997, the LLC acquired, in fee simple, approximately 8.5 acres of partially developed land on the Las Vegas Strip in Las Vegas, Nevada (the "Property"). The Property which is commonly known as Las Vegas Plaza Shopping Center was acquired from Silver City Holdings, Inc.(the "Seller"). The Seller is unaffiliated with the LLC and the Company and the transaction was negotiated at arm's length. In negotiating the purchase price, LLC considered, among other factors, the Property's historical and anticipated cash flows, the nature and terms of the leases, the physical condition of the property, expansion possibilities, and market conditions.

Item 7. Financial Statements and Exhibits.

        a - Financial Statement:

            Independent Auditors' Report.

               LasVegas Plaza Shopping  Center,  Historical  Summary of Revenues
                  and Direct Operating Expenses for the Year Ended December 31, 1996.

           b - Pro Forma Information:

               United Leisure Corporation, Pro Forma Condensed Consolidated Balance Sheet, June 30, 1997 (unaudited).


               United  Leisure  Corporation,  Pro Forma  Condensed  Consolidated
                  Statement of Operations, Year Ended December 31, 1996, and the Six Months Ended June 30, 1997 (unaudited).

                  United Hotel & Casino, LLC, Pro Forma Condensed Balance Sheet,June 30, 1997 (unaudited).


                  United Hotel & Casino, LLC, Pro Forma Condensed Statement of Operations, Year Ended December 31, 1996 (unaudited).

                  United  Hotel  &  Casino,   LLC,  Pro  Forma  Condensed
                  Statement of Operations, Six Months Ended June 30, 1997 (unaudited).

          United Hotel & Casino, LLC, Statement of Estimated Taxable Operating Results of Las Vegas Plaza Shopping Center and Estimated Cash to be Made Available by Operations of Las Vegas Plaza Shopping Center for a Twelve Month Period Ended June 30, 1997 (unaudited).

 c. -     Exhibits.

         Exhibit No.                                 Description

         10.1* Operating Agreement for United Hotel & Casino, LLC, a Delaware limited liability company, dated as of January 22, 1997 (Incorporated by reference from Exhibit 10.38 for the Company's Annual Report on Form 10-KSB for its fiscal year ended December 31, 1996)

        10.2* Secured Convertible Promissory Note dated July 29, 1997 for $1,900,000 made by the Company and Harry and Nita Shuster to Westminster Capital, Inc.


         10.3* Security Agreement dated July 29, 1997 by and between the Company and Westminster Capital, Inc.

         10.4* Secured Promissory Note dated July 28, 1997 in the principal amount of $900,000 made by the Company to Harvey Bibicoff


         10.5* Pledge Agreement dated July 28, 1997 by and between the Company and Harvey Bibicoff

         10.6* Pledge Agreement dated July 29, 1997 by and between the Company and Westminster Capital, Inc.


------------------
* previously filed.

                         Las Vegas Plaza Shopping Center


                    Historical Summary of Revenues and Direct
                             Operating Expenses for
                      the Year Ended December 31, 1996, and
                          Independent Auditors' Report

                          INDEPENDENT AUDITORS' REPORT

Members
United Hotel & Casino, LLC

We have audited the accompanying historical summary of revenues and direct operating expenses of Las Vegas Plaza Shopping Center (the "Historical Summary") for the year ended December 31, 1996. This Historical Summary is the responsibility of Las Vegas Plaza Shopping Center's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K of United Leisure Corporation) as described in Note 1 to the Historical Summary and is not intended to be a complete presentation of Las Vegas Plaza Shopping Center's revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and direct operating expenses described in Note 1 to the Historical Summary of Las Vegas Plaza Shopping Center for the year ended December 31, 1996 in conformity with generally accepted accounting principles.




Hollander, Gilbert & Co.

Los Angeles, California
October 1, 1997


LAS VEGAS PLAZA SHOPPING CENTER
HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

REVENUES:
  Minimum rents                                     $ 2,493,342
  Percentage rents                                        1,147
  Recoveries from tenants                               407,356
  Other                                                  16,153
                                                    -----------
                                                      2,917,998

DIRECT OPERATING EXPENSES                               560,499
                                                    -----------

EXCESS OF REVENUES OVER DIRECT
  OPERATING EXPENSES                                $ 2,357,499
                                                    ============


See notes to historical summary.

LAS VEGAS PLAZA SHOPPING CENTER
NOTES TO HISTORICAL SUMMARY OF REVENUES AND DIRECT OPERATING
EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General - Las Vegas Plaza Shopping Center is a shopping center located in Las Vegas, Nevada, which was owned by Silver City Holdings, Inc. The shopping center space is leased to retail tenants and The Silver City Casino under operating leases. Leases typically provide for guaranteed minimum rent, percentage rent, and other charges to cover direct operating expenses.

Basis of presentation - The accompanying historical summary of revenues and direct operating expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a report on Form 8-K of United Leisure Corporation. The accompanying historical summary is not representative of the actual operations of the shopping center for the period presented since material expenses which may not be comparable to the proposed future operation of Las Vegas Plaza Shopping Center by United Hotel & Casino, LLC have been excluded. Expenses excluded consist of interest, depreciation and amortization and income taxes.

Revenue recognition - Minimum rents are recognized on an accrual basis as earned, which does not materially differ from a straight-line method. Percentage rents are recognized on an accrual basis as earned. Expense recoveries, which include an administrative fee, are recognized as revenue in the period applicable costs are chargeable to tenants.


                           UNITED LEISURE CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1997
                                   (unaudited)
                                 (in thousands)

                                                     Historical          Adjustment(A)  Pro Forma
                                                     ----------         --------------  ----------
CURRENT ASSETS
 Cash and cash equivalents                          $    1,660          $        (875)  $      785
 Receivables                                                28                                  28
 Inventory                                                  24                                  24
 Prepaid expenses                                          217                                 217
                                                     ----------          ------------   ----------
  TOTAL CURRENT ASSETS                                   1,929                   (875)       1,054

PROPERTY AND EQUIPMENT, NET                              6,307                               6,307

OTHER ASSETS
 Investment in United Hotel & Casino                     3,800                               3,800
 Due from related parties                                  501                                 501
 Loan receivable-Grand Havana                              775                                 775
 Investment in Grand Havana                                890                                 890
 Investment in HEP II                                    1,121                               1,121
 Restricted cash                                           884                                 884
 Intangible assets, net                                     23                                  23
 Deposits                                                  183                   (125)          58
                                                     ----------           -----------   ----------
  TOTAL OTHER ASSETS                                     4,377                  3,675        8,052
                                                     ----------           -----------   ----------
                                                     $  12,613            $     2,800   $   15,413
                                                     ==========           ===========   ==========
CURRENT LIABILITIES
 Notes payable                                       $                    $     2,800   $    2,800
 Accounts payable
  accrued expenses                                       1,049                               1,049
 Deferred revenues                                         608                                 608
 Deposits and other                                        104                                 104
                                                     ----------           -----------   ----------
  TOTAL CURRENT LIABILITIES                              1,761                  2,800        4,561

LONG-TERM DEBT                                             842                                 842
                                                     ----------           -----------   ----------
 TOTAL LIABILITIES                                       2,603                  2,800        5,403
                                                     ----------           -----------   ----------
STOCKHOLDERS' EQUITY
 Common stock                                              124                                 124
 Unrealized loss on investment                            (154)                               (154)
 Capital in excess of par value                         24,326                              24,326
 Accumulated deficit                                   (14,286)                            (14,286)
                                                     ----------           -----------   ----------
 TOTAL STOCKHOLDERS' EQUITY                             10,010                              10,010
                                                     ----------           -----------   ----------
                                                     $  12,613            $     2,800   $   15,413
                                                     ==========           ===========   ==========

(A) Represents United Leisure Corporation's acquisition of 50% membership interest in United Hotel & Casino, LLC.

                             UNITED LEISURE CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 Year Ended December 31, 1996 and the Six Months
                               Ended June 30, 1997
                                  (unaudited)
                        (in thousands, except share data)


  This unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if United Hotel & Casino, LLC's acquisition of the Las Vegas Plaza Shopping Center had occurred as of January 1, 1996.In management's opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred on January 1, 1996, nor does it purport to represent the results of operations for future periods.


                                         Year Ended                          Six Months Ended
                                      December 31, 1996                        June 30, 1997
                            ------------------------------------    ------------------------------------
                            Historical  Adjustment(A)  Pro Forma    Historical  Adjustment(B)  Pro Forma
                            ----------  ----------     ---------    ----------  ----------     ---------

Revenues                       $ 4,495   $             $   4,495    $     626   $              $     626

Operating expenses               6,055                     6,055        1,369                      1,369
                               -------   ----------     ---------   ---------   ----------     ---------
Loss before other income
(expense)                       (1,560)                   (1,560)        (743)                      (743)

Other income (expense):
 Interest income                   382                       382           74                         74
 Interest expense                  (91)     (375)           (466)         (21)       (188)          (209)
 Legal costs                      (331)                     (331)        (451)                      (451)
 Reversal of provision for
  disputed contingent claim      1,129                     1,129
 Other                              68                        68           66                         66
 Equity in earnings of
  United Hotel & Casino                      321             321                      112            112
                               -------  --------       ----------    ---------   --------       --------
                                 1,157       (54)          1,103         (332)        (76)          (408)
                               -------  --------       ----------    ---------   ---------      --------

Net loss                       $  (403) $    (54)       $   (457)    $ (1,075)   $    (76)      $ (1,151)
                               =======  =========       =========    =========   =========      =========


Net loss per common share      $  (.03)                 $   (.04)    $   (.09)                   $  (.09)
                               =======                  ========     =========                   =========

Weighted average number
  of common shares
  outstanding               12,368,849                 12,368,849    12,368,849                12,368,849
                            ==========                 ==========    ==========                 ==========

(A) Equity in earnings of United Hotel & Casino was derived from the Pro Forma Condensed Statement of Operations of United Hotel & Casino, LLC for the year ended December 31, 1996. Interest expense was based on the following: principal of $1,900,000 at 15% (loan from Westminster) and $900,000 at 10% (loan from H. Bibocoff).

(B) Equity in earnings of United Hotel & Casino was derived from the Pro Forma Condensed Statement of Operations of United Hotel & Casino, LLC for the six months ended June 30, 1997. Interest expense was based on the following: principal of $1,900,000 at 15% (loan from Westminster) and $900,000 at 10% (loan from H. Bibocoff) computed for six months.

                          UNITED HOTEL & CASINO, LLC
                       PRO FORMA CONDENSED BALANCE SHEET
                                  June 30, 1997
                                   (unaudited)
                                 (in thousands)

  This unaudited Pro Forma Condensed Balance Sheet is presented as if United Hotel & Casino, LLC's acquisition of the Las Vegas Plaza Shopping Center had occurred on June 30, 1997. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited Pro Forma Condensed Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to represent the future financial position of United Hotel & Casino, LLC.


                                                Adjustments
                                                    For            Pro
                                  Historical    Acquisition(A)    Forma
                                  ----------   --------------   ----------

Assets:
 Land                             $        -     $  23,422      $   23,422
                                  ----------     ---------      ----------
                                  $        -     $  23,422      $   23,422
                                  ==========     =========      ==========
Liabilities:
 Cash overdraft                   $              $      13      $       13
 Note payable, secured by
  first deed of trust                      -        16,358          16,358
 Note payable                              -         1,250           1,250
 Accounts payable and
  other liabilities                        -           211             211
                                  ----------     ---------      ----------
                                  $        -     $  17,832      $   17,832
Members' Equity                            -         5,590           5,590
                                  ----------     ---------      ----------
                                  $        -     $  23,422      $   23,422
                                  ==========     =========      ==========
Allocation of Member's Equity:
 United Leisure Corporation       $        -                   $     3,800
 Other Members                             -                         1,790
                                  ----------                    ----------
                                  $        -                   $     5,590
                                  ==========                    ==========

(A) On July 29, 1997, United Hotel & Casino, LLC (the "LLC") acquired the Las Vegas Plaza Shopping Center for approximately $23,400,000 (including commission of $200,000) which was paid by a cash payment of $5,600,000, one-year note being carried by the seller of the property in the amount of $1,250,000 (bears interest at 9.74%) and assumption of a first deed of trust in the amount of $16,360,000 (bears interest at 9.74%).

                          UNITED HOTEL & CASINO, LLC
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Year Ended December 31, 1996
                                  (unaudited)
                                 (in thousands)

  This unaudited Pro Forma Condensed Statement of Operations is presented as if United Hotel & Casino, LLC's acquisition of the Las Vegas Plaza Shopping Center had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited Pro Forma Condensed Statement of Operations is not necessarily indicative of what actual results of operations would have been had these transactions been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.

                                                Historical     Adjustment       Pro Forma
                                               -----------    -------------     -----------
REVENUES:
  Minimum rents                               $     2,493      $                $      2,493
  Percentage rents                                      1                                  1
  Recoveries from tenants                             407                                407
  Other                                                16                                 26
                                              -----------      -------------     ------------
                                                    2,917                              2,917
                                              -----------      -------------     ------------
EXPENSES:
  Operating expenses                                 560                                 560
  Interest                                                          1,715              1,715
                                              -----------      -------------     ------------
                                                     560            1,715              2,275
                                               -----------    -------------     ------------
EXCESS OF REVENUES OVER
  EXPENSES                                   $     2,357    $       1,715       $        642
                                               ===========    =============     ============

ALLOCATION OF EXCESS OF
 REVENUES OVER EXPENSES:
   United Leisure Corporation                                                   $        321
   Other members                                                                         321
                                                                                ------------
                                                                                $        642
                                                                                ============

             See the accompanying Notes and Significant Assumptions

                         UNITED HOTEL & CASINO, LLC
                PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Six Months Ended June 30, 1997
                                  (unaudited)
                                (in thousands)

  This unaudited Pro Forma Condensed Statement of Operations is presented as if United Hotel & Casino, LLC's acquisition of the Las Vegas Plaza Shopping Center had occurred on January 1, 1996. In management's opinion, all adjustments necessary to reflect the effect of this transaction have been made. This unaudited Pro Forma Condensed Statement of Operations is not necessarily indicative of what actual results of operations would have been had these transactions been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.


                                                Historical     Adjustment       Pro Forma
                                               -----------    -------------     -----------
REVENUES:
  Minimum rents                                $     1,204    $                 $      1,204
  Percentage rents                                       -                                 -
  Recoveries from tenants                              153                               153
  Other                                                  1                                 1
                                               -----------    -------------     ------------
                                                     1,358                             1,358
                                               -----------    -------------     ------------
EXPENSES:
  Operating expenses                                   276                               276
  Interest                                                              858              858
                                               -----------    -------------     ------------
                                                       276              858            1,134
                                               -----------    -------------     ------------
EXCESS OF REVENUES OVER
  EXPENSES                                     $     1,082    $         858     $        224
                                               ===========    =============     ============

ALLOCATION OF EXCESS OF
 REVENUES OVER EXPENSES:
   United Leisure Corporation                                                   $        112
   Other members                                                                         112
                                                                                ------------
                                                                                $        224
                                                                                ============


             See the accompanying Notes and Significant Assumptions

                           UNITED HOTEL & CASINO, LLC
                        NOTES AND SIGNIFICANT ASSUMPTIONS
          Year Ended December 31, 1996 and Six Months Ended June 30, 1997


(A) Acquisition of Las Vegas Plaza Shopping Center
--------------------------------------------------

On July 29, 1997, United Hotel & Casino, LLC (the "LLC") acquired the Las Vegas Plaza Shopping Center for approximately $23,400,000 (including commission of $200,000) which was paid by a cash payment of $5,600,000, one-year note being carried by the seller of the property in the amount of $1,250,000 (bears interest at 9.74%) and assumption of a first deed of trust in the amount of $16,360,000 (bears interest at 9.74%). The purchase price and other acquisition costs are allocated 100% to land. The LLC intends to further develop the property upon expiration of the last lease on the property by razing the existing structure and as such all costs are capitalized to land. Pro forma revenues and expenses, other than interest, are based on unaudited information provided by the seller of the property.

                           UNITED HOTEL & CASINO, LLC
                    STATEMENT OF ESTIMATED TAXABLE OPERATING
               RESULTS AND ESTIMATED CASH TO BE MADE AVAILABLE BY
                  OPERATIONS OF LAS VEGAS PLAZA SHOPPING CENTER
                  For a twelve-month period ended June 30, 1997
                                   (unaudited)
                                 (in thousands)



Revenues                                                       $  2,760
                                                               --------

Expenses:
   Operating expenses                                          $    556
   Interest                                                       1,715
   Depreciation (A)                                                   -
                                                               --------
                                                               $  2,271
                                                               --------
Estimated taxable operating loss                               $    489
Add back depreciation                                                 -
                                                               --------
Estimated cash to be made available by operations              $    489
                                                               ========


(A) The LLC intends to further develop the property upon expiration of the last lease on the property by razing the existing structure and as such all costs are capitalized to land.


Note:

This statement of estimated taxable operating results and estimated cash to be made available from operations is an estimate of operating results of Las Vegas Plaza Shopping Center for a period of twelve months and does not purport to reflect actual results for any period.

                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   UNITED LEISURE CORPORATION

Dated: October 7, 1997                             By:/s/ Harry Shuster
                                                   -----------------------
                                                   Chief Executive Officer